UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 1, 2009

Netlist, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33170	95-4812784
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

51 Discovery, Irvine, California		92618
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (949) 435-0025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01 — REGULATION FD DISCLOSURE

On December 1, 2009, Netlist, Inc. issued a press release regarding the legal action filed against Netlist by Inphi Corporation on November 30, 2009. A copy of the updated press release is furnished hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference in its entirety.

The information included in this Item 7.01 of Current Report on Form 8-K, including the attached Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section,, or incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

ITEM 8.01 — OTHER EVENTS

On November 25, 2009, the Company received notification from the Nasdaq Stock Market that, because the closing bid price of the Company’s common stock has been at or above $1.00 per share for 10 consecutive business days, the Company has regained compliance with Nasdaq’s Listing Rule 5450(a)(1).   Accordingly, the Company’s delisting matter has been closed.

ITEM 9.01 — FINANCIAL STATEMENTS AND EXHIBITS

(d)  Exhibits.  The following exhibit is furnished herewith:

Exhibit No.	Description of Exhibit

99.1	Updated press release, dated December 1, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 1, 2009	NETLIST, INC.

/s/ Gail Itow
Gail Itow
Vice President and Secretary